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                          MERCHANT BANK CARD AGREEMENT

FIRST CHARTER BANK N.A.

THIS AGREEMENT ("Agreement") is made by and between First Charter Bank, N.A. ("Bank") and the undersigned merchant ("Merchant").
DEFINITIONS: For purposes of this Agreement, the following definitions shall apply: (a) "Merchant Services": the services provided to Merchant by Bank under this Agreement; (b) "Application": the document titled Merchant Bank Card Application, executed and delivered to Bank by Merchant, upon which Merchant's acceptability for Merchant Services was evaluated; (c) "Card": an unexpired Visa or MasterCard credit card; (d) "Cardholder": the individual whose name is embossed on a Card; (e) "Sales Draft": Merchant's record of Cardholder purchase;
(f) "Credit Voucher": Merchant's record of return or refund to be credited to Cardholder's account; (g) "Card Issuing Bank": the bank or other financial institution that issued the card to the cardholder; (h) "Authorization": coded approval number provided by Card Issuing Bank confirming that transaction amount is within Cardholder's spending limit and Card has not been report lost or stolen, and thereby authorizing Merchant to honor Card; (i) "Terminal": an electronic device utilized to obtain Authorizations and facilitate the capture, reconciliation and transmission of Card data; (j) "Merchant Account(s)": the deposit account(s) of Merchant designated for use by Bank in conjunction with Merchant Services including any Reserve Account as defined below; (k) "Visa" and "MC": Visa U.S.A. and MasterCard International; (l) "ACH": the Federal Reserve Bank's Automated Clearing House network.
WHEREAS: Bank is a member of Visa and MC provides Merchant Services to businesses accepting Cards.
WHEREAS: Merchant is engaged in the business of providing merchandise, services or both and desires that Bank provide Merchant Services to Merchant on the terms and conditions set forth herein.
NOW, THEREFORE: in consideration of the above and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1. HONORING CARDS: Merchant shall honor without discrimination any valid Card when properly presented as payment by a Cardholder in connection with the provisions of goods or services or both by Merchant to Cardholder. Merchant will not establish minimum or maximum sale amounts as a condition for honoring cards or impose any surcharge on Card transactions. Discounts for payments in cash are permitted.
2. PERMITTED TRANSACTIONS: "Permitted Transactions" shall be deemed to mean those Card transactions by Merchant only for the type of business activity described on the Application and only where all products and services transacted with a Cardholder and processed under this Agreement shall have been provided in full by Merchant at the time of the transaction (except upon prior written approval of Bank). Merchant is prohibited from submitting to Bank any Sales Drafts or Credit Vouchers for any transaction that are not Permitted Transactions, including but not limited to, cash advances in any amount to a Cardholder, a Card transaction for which a principal of Merchant is also the Cardholder, or any transaction which Merchant knew or should have known to be fraudulent or not authorized by the Cardholder.
3. AUTHORIZATION: Prior to honoring any Card, Merchant agrees to obtain a single Authorization for the total amount of the transaction. Terminal shall be used as the primary method for obtaining Authorizations. Voice Authorization services are for use only (a) upon receiving such instruction in response to an Authorization request, or (b) during Terminal down-time periods. Unauthorized use of voice Authorization services may result in additional charges for such use being assessed to Merchant. Card information shall be entered into Terminal by physically sliding the Card's magnetically encoded strip through the Terminal's Card reader. Merchant may utilize the Terminal's keypad to input Card information only in the following instances: (a) the magnetic strip on Card is damaged and therefore unreadable by Terminal; or (b) the Terminal's card reader is inoperative, in which case Merchant shall immediately advise Bank. Merchant shall make an imprint of Card and record all authorization and applicable reference numbers on Sales Draft to facilitate the timely and accurate retrieval of documentation as requested by Bank.
NOTE: An authorization is NOT A GUARANTEE AGAINST IMMUNITY FROM CHARGEBACKS (see Paragraph 11.) OR ASSURANCE OF PAYMENT. Authorization merely signifies that at the time the Authorization is obtained, the Card has not been reported as stolen to the Card Issuing Bank and that there is sufficient account credit to accommodate the transaction, absent chargeback privileges. The Merchant and, if applicable, any guarantor(s) remain financially responsible for all resulting chargebacks on transaction processed.
4. CARDHOLDER IDENTIFICATION: Merchant shall compare Cardholder's signature on the Sales Draft to the signature that appears on Card's signature panel. In the event the two signatures do not bear a reasonable resemblance, Merchant will not honor the Card.

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                                                    MERCHANT BANK CARD AGREEMENT

5. DRAFT CAPTURE AND TRANSMISSION: If Merchant utilizes Merchant Services whereby, at the time of Authorization, Card and transaction data are stored in Terminal's memory thereby requiring Merchant to initiate a subsequent deposit transmission, Merchant shall (a) initiate such deposit transmissions to Bank's designated processing center on a daily basis; and (b) prior to such deposit transmissions, Merchant shall reconcile Card and transaction data, thereby correcting erroneous data prior to transmission. Merchants utilizing Merchant Services whereby Card and transaction data is stored at the host computer at the time of Authorization shall reconcile Card and transaction data and transmit any corrections no later than one day following the original transaction date.
6. DOCUMENTING A CARD TRANSACTION: To document each Card transaction, a Sales Draft or Credit Voucher on a form approved by Bank shall be completed by Merchant, and a copy delivered to Cardholder. Each such form shall be legibly imprinted with (a) Merchant's name and number, (b) the information embossed on the Card, (c) the date of the transaction, (d) a brief description of the goods or services comprising the transaction, (e) the total amount of the sale or credit (including any applicable taxes), and (f) the signature of the Cardholder. For each transaction where the Terminal's keypad is used to enter the Card number, Merchant must make a legible imprint of the information embossed on the Card. In the event the required information does not legibly imprint on the form, Merchant must legibly print at least the following information on the form; (1) Cardholder's name; (2) Card number; (3) expiration dates; and (4) the name (or trade style) of the Card Issuing Bank. For each non-imprint transaction, whether or not an Authorization is obtained, Merchant shall be deemed to warrant to Bank the Cardholder's identity as an authorized user of the Card. Merchant hereby acknowledges that Merchant's failure to properly document Card transactions may result in penalties being assessed to Bank by Visa and/or MC. Merchant hereby accepts responsibility for and authorizes Bank to debit Merchant Account for penalties assessed to Bank due to merchant's failure to properly document Card transactions.
7. MULTIPLE SALES DRAFTS: Merchant must include on a single Sales Draft the entire amount of each transaction unless: (a) Cardholder is paying a portion of the total amount in cash or by check; or (b) Merchant has written authorization from Bank to accept a deposit for products or services to be provided at a later date. In such instance, Merchant shall note on the Sales Drafts the words "deposit" or "balance" as appropriate, and shall not transmit the "balance" Sales Draft to Bank until all the goods are delivered and/or all the services are performed.
8. RETURNED MERCHANDISE: Merchant will establish a fair policy for the return of merchandise, and will initiate credit for all such returns by issuance of Credit Vouchers to Cardholders. On the same day a Credit Voucher is issued, Merchant will process such credit for inclusion in Merchant's daily transmission of Card transactions. At Bank's option and in its sole discretion, Bank may reject Credit Vouchers and require Merchant to advise Cardholders to obtain credits through a chargeback request. Merchant may restrict its refund or return policy if Merchant discloses such restriction at the time of sale by printing a notice, such as "no refunds or exchanges" in letters at least one fourth of an inch in height, on all copies of the Sales Draft prior to obtaining Cardholder's signature on the Sales Draft. No cash refunds may be given on any item originally charged to a Card, except with the prior written consent of Bank.
9. STORAGE AND RETRIEVAL OF TRANSACTION RECORDS: Merchant must retain original transaction documents (Sales Drafts, Credit Vouchers, etc.) for a minimum of three years from the transaction dates. Such documents shall be stored in a manner permitting retrieval and submission of legible copies to Bank on the same day that Merchant receives a request for such documentation from Bank. Since a Card Issuing Bank may, over a period of time, request duplicate copies of the same Sales Draft, Merchant must retain at least one legible copy of each Card transaction. Merchant acknowledges that such duplicate requests are beyond Bank's control. Merchant will insure that Bank possesses a current listing of retrieval contacts at each Merchant location where Sales Drafts are being stored.
10. ON-GOING RESPONSIBILITY: In instances where Merchant acquires a business currently processing with Bank, Merchant agrees to assume responsibility for previous owner's liabilities, fees, billing, chargebacks and other obligations to Bank under the previous owner's agreement with Bank.
11. CHARGEBACKS: Merchant will accept the liability for all claims against Merchant resulting from; (a) failure of Merchant to provide Bank with a legible copy of Sales Draft or Card imprint, and/or failure of Merchant to meet retrieval deadlines set under the rules and regulations of Visa and MC; (b) the exercise of chargeback rights by a Cardholder, Card Issuing Bank or other intermediary pursuant to applicable law, rule,

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                                                    MERCHANT BANK CARD AGREEMENT

regulation, Visa or MC regulations, or agreements, or (c) Card transaction(s) not made in compliance with all terms and conditions of this Agreement, as well as all applicable laws, rule or regulations. Merchant irrevocable authorizes Bank, without prior notice, to directly debit Merchant Account for any chargebacks. Merchant will reimburse Bank immediately for any shortfall that occurs as a result of such chargebacks. If Merchant has the right to dispute a chargeback, Merchant shall submit all documentation regarding such dispute to Bank within fifteen days of receipt of the chargeback from Bank. Merchant agrees that failure to dispute a chargeback within such period shall constitute a waiver of all rights of Merchant to dispute the chargeback. Merchant is prohibited from re-depositing Sales Drafts that have been previously charged back. This prohibition applies whether or not Merchant has obtained Cardholder's consent to re-deposit such Sales Drafts.
12. USE OF VISA AND MC PROGRAM MARKS: Merchant shall adequately display the appropriate Visa or MC program marks on promotional materials to inform the public which Cards will be honored at the Merchant's place of business. Merchant's use of such program marks shall fully comply with specifications contained in applicable Visa or MC operating regulations, and shall not indicate directly or indirectly that Visa, MC or any other organization endorses Merchant's products or services. Upon termination of this Agreement, Merchant shall promptly return to Bank any equipment or materials provided by Bank pursuant to this Agreement.
13. NO FACTORING/LAUNDERING OF SALES DRAFTS: Merchant shall not transmit to Bank any Sales Draft or Credit Voucher which does not arise from a Permitted Transaction and which is not the result of a legitimate business transaction directly and solely between Cardholder and Merchant. In particular, Merchant is aware of and shall comply with federal law regarding the prohibition on laundering of Sales Drafts. Merchant hereby accepts full financial responsibility for any transactions involving a third party and further agrees to allow the entire amount of such third party transactions to remain on deposit at Bank in a non-interest bearing account for a reasonable time but not less than one hundred eighty (180) days from the transaction posting dates. If not already on deposit in Merchant Account, Merchant will deposit this amount to an account designated by Bank immediately upon demand by Bank.
14. CARD RECOVERY: Merchant shall use its best efforts, by reasonable and peaceful means, to recover any Card when: (a) Merchant is advised to recover Card in response to an Authorization request or (b) Merchant has reasonable grounds to believe that the Card is counterfeit, fraudulent or stolen. Merchant shall take no actions to recover a Card that results in a breach of the peace.
15. ACCESS TO MERCHANT ACCOUNT: For use in conjunction with Merchant Services. Merchant shall maintain the Merchant Account initially identified in paragraph 42 and as subsequently required by Bank pursuant to this Agreement. Merchant authorizes Bank to initiate credits and debits to, and freeze or setoff funds in any Merchant account in order to facilitate the settlement of Sales Drafts, Credit Vouchers, chargebacks, adjustments, fees, charges, etc. pursuant to the terms of this Agreement. This authorization shall remain in effect following the termination of this Agreement by either party for a reasonable time but not less than one hundred and eighty (180) business days from the date of last activity relating to Merchant, including but not limited to any Chargebacks.
16. SETTLEMENT: Bank shall pay to Merchant the total face amount of all Sales Drafts transmitted by Merchant less the sum of Merchant's: (a) applicable Discount Fees, (b) chargebacks, (c) Credit Vouchers, and, (d) any adjustments allowed by this Agreement. Merchant acknowledges that all credits to Merchant Account are provisional and subject to chargeback.
17. AVAILABILITY OF FUNDS: Merchant must transmit Card transactions by 11:59 P.M. CST to allow Bank to process those transactions and post those funds to Merchant Account at Bank on the second banking day following (but not including) the day of Merchant's transmission to Bank. Should Merchant be authorized by Bank to maintain Merchant Account at a bank other than Bank, funds will be posted to such Merchant Account on the third banking day following (but not including) the day of Merchant's transmission to Bank. Withdrawals may not be negotiated against funds until credit is posted to Merchant Account.
18. AMENDMENTS: Bank may amend this Agreement at any time if it deems itself at risk. Otherwise, Bank will give Merchant written notice thirty (30) days prior to the effective date of any amendment. Amendments become effective unless Merchant terminates this Agreement before such effective date.
19. LAWS. RULES AND REGULATIONS: Merchant agrees to comply with all existing and future regulations issued by Visa or MC regarding Card transactions, all of which regulations are expressly incorporated herein

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                                                    MERCHANT BANK CARD AGREEMENT

by reference and made a part of this Agreement. Merchant further agrees to comply with all applicable state or federal laws, rules or regulations relating to Merchant's business, the use of Cards, and Merchant's transactions with Cardholders and Bank. Merchant assumes full and sole responsibility for obtaining, reviewing, implementing, and complying with all such laws, rules, regulations, and VISA and MC regulations.
20. WARRANTY OF APPLICATION; NOTICE OF MATERIAL CHANGES: In connection with this Agreement, Merchant has executed and delivered an Application to Bank containing, among other things, information describing the nature of Merchant's business and the individuals who are the principal owners of Merchant. Merchant warrants to Bank that all information and statements contained in such Application are true, correct and complete. Merchant further agrees to notify Bank promptly in writing of any and all changes which may occur from time to time regarding any information contained in such Application, including but not limited to, the identity of principal owners, type of goods and services provided, and how sales are completed (i.e. by telephone, mail order or in person at the Merchant's place of business). Merchant shall also notify Bank in writing immediately of (a) any material adverse changes in the financial or business condition of Merchant or Merchant's principals and (b) any pending or threatened claims, litigation, investigation, governmental proceeding, or assessments against Merchant or Merchant's principals. In addition to any other rights or remedies, Bank may immediately and without notice cease all processing for Merchant, freeze all Merchant Accounts, and/or terminate this Agreement, based upon the information reported by Merchant or discovered by Bank. Bank may impose a monthly administration fee on such frozen accounts.
21. TERMINATED MERCHANT FILE: Merchant acknowledges that Bank is required to report the business name of the Merchant and the names and identification of its principals to the Visa and MC Combined Terminated Merchant File when a Merchant is terminated due to, but not limited to, reasons such as fraud, counterfeit paper, unauthorized transactions, excessive chargebacks or highly suspect activity. Merchant expressly agrees and consents to all such reporting by Bank.
22. TERMINATION OF AGREEMENT; REMEDIES: This Agreement may be terminated by either party without cause upon thirty (30) days' prior written notice to the other, such termination to become effective on the date specified by such notice. In addition, upon any breach by Merchant in any representation, warranty, covenant, promise or term of this Agreement, Bank may immediately and without notice do any or all of the following: (a) suspend all processing for Merchant, (b) freeze all funds in all deposit accounts of Merchant, (c) foreclose on Bank's security interest as defined below, (d) terminate this Agreement, and (e) initiate litigation to enforce Bank's rights under this Agreement and under applicable law. All obligations of Merchant and any guarantors under this Agreement shall survive any termination of this Agreement. Merchant specifically agrees to maintain on deposit at Bank for a reasonable time but not less than 180 business days following the date of last activity relating to Merchant, including but not limited to any chargebacks, an amount sufficient, in Bank's sole and absolute discretion, to cover all chargebacks, Fees and Charges, attorney's fees, or other costs that may be charged against or incurred by Bank as a result of Card transactions by Merchant. In addition, Merchant irrevocably authorizes Bank to freeze all funds in all Merchant Accounts and other deposit accounts of Merchant at Bank and to retain any other collateral Bank may have for a reasonable time but not less than 180 business days following the date of last activity relating to Merchant, including but not limited to any chargebacks. No usage of Merchant Services by Merchant for a sixty day period may be considered, by Bank, as Merchant's voluntary termination of this Agreement. Merchant is then subject to requalification for continuation of Merchant Services.
23. PARAGRAPH HEADINGS: All paragraph headings contained herein are for descriptive purposes only.
24. CONFIDENTIALITY: Merchant will not disclose Cardholder information to third parties, other than Bank's or Merchant's agents for the purposes of assisting Merchant in completing a Card transaction, or as specifically required by law. Merchant, in an area limited to select personnel, and prior to discarding, shall destroy in a manner rendering data unreadable all material containing Card numbers.
25. NOTICES: Any notice required or permitted hereunder shall be in writing and shall be deemed given three (3) business days after deposit in the United States mail, and one (1) business day after deposit for overnight delivery with an appropriate delivery service such as Federal Express or similar courier, postage prepaid, addressed to the respective parties at the addresses set forth below, or at such other address as the receiving party may have provided by notice to the other.
26. ASSIGNABILITY: Merchant may not, voluntarily or involuntarily, assign any rights or delegate any duties arising under this Agreement without the prior written consent of Bank. Merchant also acknowledges that

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                                                    MERCHANT BANK CARD AGREEMENT

Bank may sell, assign or otherwise transfer this Agreement to any financial institution that Bank, at its sole discretion, deems appropriate. Merchant agrees that a primary purpose of this Agreement is to provide Merchant with funds as a result of Card transactions based on Sales Drafts submitted to Bank by Merchant. The funds provided by Bank to Merchant are provisional only and subject to chargeback rights of Cardholders, among other things. Bank is not purchasing Sales Drafts or giving final credit or settlement to Merchant upon the processing of Sales Drafts. Merchant therefore agrees that this Agreement is primarily an agreement to provide financial accommodations to Merchant within the meaning of Section 365 of the U.S. Bankruptcy Code and that this Agreement may not be assumed by any party in a bankruptcy proceeding affecting Merchant whether by Merchant as a debtor in possession or by any bankruptcy trustee.
27. ATTORNEY'S FEES: Merchant shall be liable for and shall indemnify and reimburse Bank for any and all attorney's fees and other costs and expenses paid or incurred by Bank in the enforcement hereof, or in collecting any amounts due from Merchant to Bank or resulting from any breach by Merchant of any of the terms or conditions of this Agreement.
28. NO WAIVER OF RIGHTS: No delay or omission on the part of Bank in exercising any of its rights or remedies shall operate as a waiver, estoppel or other preclusion against the exercise of such rights or remedies at any time. A waiver of any right or remedies by Bank on any one occasion shall not serve as a waiver for any subsequent or prior occasions. All waivers must be in writing.
29. RIGHT TO INFORMATION/AUDIT: From time to time, Bank may (a) obtain credit information on Merchant from other (such as lenders and credit reporting agencies): (b) furnish information on Bank's experience with Merchant to others seeking such information, (c) require Merchant, Merchant's principals, and any guarantors to submit financial statements, tax returns, and related information to Bank in form and content satisfactory to Bank, and (d) examine and verify, at any reasonable time, all the records of Merchant pertaining to Sales Drafts and Credit Vouchers transmitted to and processed by Bank. Merchant shall make the originals of all such records available to Bank upon request and shall provide Bank with complete, legible, and accurate copies of all such records upon request. Merchant shall be responsible for all costs and fees of Bank incurred in connection with such audit.
30. JURISDICTION; CHOICE OF LAW; VENUE: This Agreement will be governed by and interpreted in accordance with the laws of the State of California and, to the extent applicable, the laws of the United States of America. The parties agree that all performances due and transactions undertaken pursuant to this Agreement shall be deemed to be due or have occurred in Beverly Hills, California, and that the entry into and performance hereof by Merchant shall be conclusively deemed to be the transaction of business within the State of California. Any litigation or arbitration between the parties shall occur exclusively in the County of Los Angeles, California. Merchant and any guarantors hereby consent to the full personal jurisdiction of any state or federal court in California and agree that, in addition to any other lawful method, service of process may be effected by depositing pleadings in the U.S. mail, certified mail, postage prepaid, and addressed to Merchant or guarantors at their respective addresses as set forth in the Application or any other address of which Bank has been notified in writing.
31. ENTIRE AGREEMENT: This Agreement, together with Merchant's Application, constitutes a fully integrated agreement and the entire Agreement between the parties with respect to its subject matter. All prior or contemporaneous agreements, understandings or representations are merged herein.
32. RECURRING TRANSACTIONS: For any recurring transactions, Merchant must obtain a written request from Cardholder for such goods and services to be charged to the Cardholder's account, which written request must specify the transaction amounts to be charged to the Cardholder's account, the frequency of the recurring charge and the duration of time during which such charges may be made. Merchant shall not complete any recurring transaction after receiving a cancellation notice from the Cardholder, the Bank, or a response to an Authorization request which indicates that the Card is not to be honored. Merchant shall type or legibly print the words "Recurring Transaction" on the signature line of the Sales Draft.
33. NON-MAGNETIC TRANSACTIONS: Any transaction where the Card number is not obtained by passing the Card's magnetic strip through the Card reader of a Terminal is hereby considered a non-magnetic transaction. Merchant shall not solicit or accept non-magnetic transactions without prior written permission from Bank, and then only for such products/services, solicited in such manner and in such amounts as allowed in Bank's written authorization. When so authorized, non-magnetic transactions must be directly between the Cardholder and Merchant. Unless specifically authorized in Bank's written authorization,

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                                                    MERCHANT BANK CARD AGREEMENT

Merchant shall not utilize the services of any third party in soliciting or accepting orders. Telephone orders are permitted only upon prior written authorization of Bank and only to the extent that the contact is initiated by the Cardholder. Merchant expressly agrees that in all cases, the complete shipment of goods and/or provision of services to Cardholder will be no later than the next business days following the date on which the Sales Draft was transmitted to Bank to process for deposit to Merchant Account.
34. RESERVE ACCOUNT: As a condition of continued processing and in Bank's sole and absolute discretion, Bank may require Merchant to fund and maintain a separate deposit account ("Reserve Account") with Bank which Merchant agrees shall not be used for its operating funds. Contributions to the Reserve Account shall be made as set forth in the reserve acknowledgment, but in no event shall the balance of the Reserve Account fall below the Minimum Reserve Balance as defined in the Reserve Addendum attached hereto and incorporated herein. Upon demand by Bank, Merchant shall immediately deposit sufficient funds to the Reserve Account to maintain the Minimum Reserve Balance and shall continue to contribute funds to the Reserve Account as a percentage of processed Sales Drafts as defined in the Reserve Addendum. Merchant's obligation to maintain the Reserve Account with Bank shall survive the termination of this Agreement for a reasonable time but not less than one hundred eighty (180) business days following the date of last activity relating to Merchant, including but not limited to any chargebacks.
35. SECURITY INTEREST: Merchant hereby grants Bank a security interest in all present and future (a) Merchant Accounts (whether at Bank or another financial institution), (b) deposit accounts of Merchant at Bank, whether or not expressly designated as Merchant Accounts, and (c) additions, deposits, income, interest, dividends, and proceeds relating to all such Merchant Accounts and deposit accounts. This security interest is given to secure all present and future obligations of Merchant to Bank. Bank may enforce such security interest without notice or demand. Merchant hereby irrevocably appoints Bank as its attorney in fact to sign, file, record, give, send, or receive any security agreements, financing statements, notices, or other documents in the name of Merchant or Bank to create, perfect, collect, enforce, or maintain the security interest granted herein. A copy of this Agreement may be used as a financing statement.
36. FEES AND CHARGES: In consideration of Merchant Services provided by Bank, Merchant agrees to pay the Fees and Charges detailed in Addendum A attached hereto and incorporated herein and as amended from time to time by Bank. The Base Discount Fee percentage is applied to the total amount of Sales Drafts processed and is collected daily prior to deposit of funds to Merchant Account. All other fees and charges are collected monthly. Incremental Discount Fees are charged as applicable for businesses and/or transactions not qualified for the lowest Visa/MC clearing rates. The Transaction Fee is charged for each transmission initiated from Merchant's Terminal to Bank. The Installation Fee is a one-time fee for programming of Merchant's equipment. The ACH fee is charged monthly, or for any part thereof, for utilization of the Federal Reserve's Automated Clearing House network to access Merchant Account. The Statement Fee is charged monthly. Merchant acknowledges that the sum of Base Discount Fees, Incremental Discount Fees, Transaction Fees and ACH fees for each Merchant location is subject to a Minimum Monthly Billing, initially identified in Addendum A attached hereto and incorporated herein, during each billing cycle. In the event that a Merchant location does not reach the required Minimum Monthly Billing amount, such location shall be assessed a Minimum Processing Fee equal to the difference between the actual billing for that location and the Minimum Monthly Billing amount. Other fees such as supplies orders, shipping charges, Terminal lease or rental payments, etc. will be assessed to Merchant as incurred. From time to time as set forth in this Agreement relating to amendments, Bank may add, delete, or change Fees and Charges or the terms relating thereto. Unless otherwise agreed, in writing, Fees and Charges are collected by Bank via electronic debit from Merchant Account. Merchant is fully responsible for payment of all Fees and Charges whether or not sufficient funds are available in the Merchant Account to pay such Fees and Charges. Merchant is responsible for detecting and notifying Bank of errors in the assessment of fees and charges within sixty days of such erroneous assessment.
37. CONTINUING GUARANTY: The undersigned hereby unconditionally guarantees the payment and performance of all of the obligations of "Merchant" to "Bank", whether now existing or hereafter arising under the Merchant Agreement and any modifications, extensions, renewals, replacements, or other agreements relating thereto. The undersigned hereby waives notice of and gives advance consent to
(i) the acceptance of this Continuing Guaranty, (ii) the release, discharge, or incapacity of Merchant or any obligor, co-maker, guarantor, or surety, (iii) the modification, extension, renewal, increase, or decrease in any of the obligations

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                                                    MERCHANT BANK CARD AGREEMENT

arising under the Fee Agreement or other guaranty, (iv) acceptance, release, substitution, sale, or abandonment of any collateral securing the obligations of Merchant or any obligor, co-maker, guarantor, or surety, (v) any adverse change in the financial or other condition of Merchant or any obligor, co-maker, guarantor, or surety, (vi) the extension, maintenance, or increase of any credit granted by Bank to Merchant. The undersigned waives any right to require Bank to first proceed against Merchant, any other person, or any collateral before proceeding against the undersigned. The undersigned shall bear the sole responsibility for remaining informed about the financial and other condition of Merchant and about the balance and status of Merchant's account with Bank. This Continuing Guaranty shall be binding on and shall inure to the benefit of the successors, assigns, and personal representatives of the undersigned and Bank. If any action is taken to enforce this Continuing Guaranty, the prevailing party shall be entitled to recover all of its costs in connection therewith, including actual attorney's fees. This Continuing Guaranty may only be revoked in a writing delivered to Bank. Revocation shall be effective three (3) business days after receipt by Bank of written notice of revocation. Revocation shall not affect the liability of the undersigned for all obligations of Merchant as they shall exist on the effective date of revocation and any renewals, extensions, replacements, or modifications relating thereto. If any of the obligations guaranteed hereby are or become secured by real property, the undersigned waives any defenses or remedies arising from the antideficiency or one form of action doctrines under California law. In addition to and not in derogation of any of the waivers by the undersigned contained herein, the undersigned agrees to the following waiver as set forth in section 2856(b) of the California Civil Code: "Guarantor waives all right and defenses arising out of an election of remedies by Creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by Creditor by the operation of Section 580d of the Code of Civil Procedure or otherwise." Any litigation or arbitration relating to this Continuing Guaranty shall occur exclusively in the County of Los Angeles, California. The undersigned consents to the full personal jurisdiction of any state or federal court in California. California law shall apply to all aspects of this Continuing Guaranty without regard to any rules on conflicts of law."
38. ENTIRE UNDERSTANDING: This Agreement contains the entire understanding of the parties hereto relating to the subject matter contained herein and supersedes all prior and collateral agreements, understandings, engagements and negotiations of the parties. Each party acknowledges that no representations, inducements, promises, or agreements, oral or written, with reference to the subject matter hereof have been made other than as expressly set forth herein. This Agreement cannot be changed, rescinded or terminated orally.
39. REMEDIES CUMULATIVE: The rights and remedies of Bank arising hereunder shall be cumulative to all other rights and remedies arising under any other agreement or by operation of law. Bank may exercise any or all of its rights and remedies concurrently or in any order determined in its sole discretion.
40. INDEMNITY: Merchant shall indemnify, hold harmless, and defend Bank from and against any and all claims, demands, actions, causes of action, suits, controversies, losses, attorney's fees, costs, expenses, obligations, liabilities, damages, settlement, judgments, and executions whatsoever, which may arise, result from, relate to, or be connected with this Agreement, Card transactions, or any other aspect of Merchant's relationship with Bank. At Bank's sole option, Bank may choose its own legal counsel in connection herewith.
41. SEVERABILITY: If any provision of this Agreement, as applied to any party or to any circumstance, shall be found by a court to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of any such provision in any other circumstance, or the validity or enforceability of this Agreement.

MEMBER BANK:

                  --------------------------------------------------------------
                  SALES REPRESENTATIVE #   SALE OFFICE #   DATE APPLICATION SENT
                  --------------------------------------------------------------

     FIRST CHARTER BANK N.A.

          265 North Beverly Drive
          Beverly Hills, California 90210
          1-888-222-6868

                            MERCHANT BANK CARD APPLICATION
                                 BUSINESS INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
 LEGAL BUSINESS OR CORPORATE NAME:                               "DOING BUSINESS AS" NAME:
 FlashNet Communications, Inc.                                   FlashNet Communications, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 STOREFRONT ADDRESS:                                             CITY:                STATE:             ZIP:
 1812 N. Forest Park Blvd.                                       Ft. Worth              TX               76102
-----------------------------------------------------------------------------------------------------------------------------------
 BILLING ADDRESS:                                                CITY:                STATE:             ZIP
 1812 N. Forest Park Blvd.                                       Ft. Worth              TX               76102
-----------------------------------------------------------------------------------------------------------------------------------
 TYPE OF BUSINESS (BE SPECIFIC):                                 BUSINESS      MAIL ORDER %     PHONE ORDER %    OTHER NON-MAG %
 Internet Access                                                 HOURS         10%              90%
-----------------------------------------------------------------------------------------------------------------------------------
 NO. OF LOCATIONS   AGE OF BUSINESS  DATE BUSINESS ACQUIRED      FEDERAL TAX I.D. NUMBER:       BUSINESS TELEPHONE NO.:
         1              3 YEARS                Nov. 95           75-2614852-7                   (817) 332-8883
-----------------------------------------------------------------------------------------------------------------------------------
 CONTACT PERSON:          TITLE                                  PHONE NUMBER:                  FAX NUMBER:
 Gene Elrod               CFO                                    (817) 332-8883 Ext. 261        (817) 332-9454
-----------------------------------------------------------------------------------------------------------------------------------
 MONTHLY BANK CARD VOLUME:      AVERAGE TICKET                   TYPE OF OWNERSHIP (CIRCLE ONE)          LLC              LLP
 $ 1,400,000.00                 $    135.00                           SOLE PROPRIETOR                PARTNERSHIP      CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
 EXISTING BANK NAME:                                             ACCOUNT NUMBER:
 Summit National Bank                                            506-460-5 and 506-693-1
-----------------------------------------------------------------------------------------------------------------------------------
 STREET ADDRESS:                                                 CITY:                STATE:             ZIP:
 1300 Summit Avenue                                              Ft. Worth              TX               76102
-----------------------------------------------------------------------------------------------------------------------------------
 CONTACT:                                                        PHONE NUMBER:            FAX NUMBER:
 Frank Shiels                                                    (817) 336-8383           (    )
-----------------------------------------------------------------------------------------------------------------------------------
                                                  OWNER AND/OR OFFICER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
 PRESIDENT'S OR OWNER'S NAME:      TITLE:              % EQUITY OWNERSHIP:         SOCIAL SECURITY NO.:           DOB/AGE:
 1. Scott Leslie                   President                   15.75%
-----------------------------------------------------------------------------------------------------------------------------------
 RESIDENCE ADDRESS:                          CITY:          STATE:         ZIP:              HOW LONG?                    / / OWN
                                                                                                                          / / RENT
-----------------------------------------------------------------------------------------------------------------------------------
 HOME PHONE:                    PREVIOUS ADDRESS (IF AT CURRENT ADDRESS LESS THAN 3 YEARS)
 (    )
-----------------------------------------------------------------------------------------------------------------------------------
 SECOND OFFICER OR CO-OWNER:       TITLE:              % EQUITY OWNERSHIP:         SOCIAL SECURITY NO.:           DOB/AGE:
 2. Gene B. Elrod                  CFO                             0%
-----------------------------------------------------------------------------------------------------------------------------------
 RESIDENCE ADDRESS:                          CITY:          STATE:         ZIP:              HOW LONG?                    / / OWN
                                                                                                                          / / RENT
-----------------------------------------------------------------------------------------------------------------------------------
 HOME PHONE:                    PREVIOUS ADDRESS (IF AT CURRENT ADDRESS LESS THAN 3 YEARS)
 (    )
-----------------------------------------------------------------------------------------------------------------------------------
                                                        AUTHORIZING RESOLUTION
                                (MUST BE COMPLETED BY ALL CORPORATIONS, PARTNERSHIPS, LLCS AND LLPS)
-----------------------------------------------------------------------------------------------------------------------------------
 It was resolved that any one of the Officer(s) identified in #1 and #2 above, have the authority to execute the Merchant
 Processing Agreement, open and close deposit accounts, and execute any security or other agreements, documents or instruments related thereto, if required with First Charter Bank N.A., on behalf of the Corporation, Partnership, LLC or LLP.

 Date adopted by the Board of directors:
                                         --------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 President:                                                     Print name:
           -----------------------------------------------                 -----------------------------------------------
 Secretary:                                                     Print name:
           -----------------------------------------------                 -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        MERCHANT SITE SURVEY
-----------------------------------------------------------------------------------------------------------------------------------
Type of Building       / / Shopping Center  / / Office Building  / / Residence  / / Retail Storefront  /X/ Other Separate Buildings
(Photos Required)

Area Zoned:  /X/ Commercial  / / Industrial  / / Residential    Square Footage  / / 0-250  / / 250-500  / / 500-2,000  /X/ 2,000+

IS THE TYPE AND AMOUNT OF INVENTORY AT THE SITE CONSISTENT WITH THE TYPE OF BUSINESS AND PROJECTED SALES VOLUME?  /X/ YES   / / NO
                                                                                                                   If no, explain.
Most Recent 3 Month's Processing Statements Attached:  /X/ YES   / / NO           Accepted Bankcards Before:   /X/ YES  / / NO

Overall comments by Inspector:____________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________

Please submit at least 2 site photos.  Photos must include storefront name and address and inventory.

 I hereby certify that I personally visited the above Storefront Address, and that the information contained in this Merchant Site
 Survey is correct.

            /s/ Steven K. Holt                                   Steven K. Holt                                   6-25-98
        --------------------------                         ---------------------------                     -----------------------
        Representative's Signature                         Representative (Print Name)                              Date
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

          FIRST CHARTER BANK N.A.

                                             MERCHANT BANK CARD AGREEMENT
                                                      (CONTINUED)

MERCHANT ACCOUNT:        / /   OPEN SINGLE MERCHANT DDA          /X/  VOIDED CHECK ATTACHED FOR ACH DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------------
 MAIL OR TELEPHONE ORDER SALES (COMPLETE IF ANY PORTION OF YOUR SALES ARE GENERATED THROUGH MAIL/TELEPHONE ORDER.)
-----------------------------------------------------------------------------------------------------------------------------------
 PERCENT OF ANNUAL MC/VISA SALES GENERATED THROUGH MAIL ORDER        10  %   TELEPHONE ORDER   90  %   POS     %     TOTAL = 100%
                                                                   ------                    ------        ----
 NUMBER OF DAYS TO PREPARE SHIPMENT FOR DELIVERY TO CUSTOMER FROM DATE OF ORDER    1
                                                                                -------
 PERCENT OF CUSTOMER ORDERS DELIVERED IN   0-7 DAYS   100%    8-14 DAYS        15-30 DAYS      % MORE THAN 30 DAYS      %  = 100%
                                                    --------            -----             -----                    -----
 MC/VISA SALES ARE DEPOSITED (CHECK ONE)    / /  AT DATE OF ORDER    /X/  AT DATE OF DELIVERY    / /  OTHER
 NAME OF FULFILLMENT HOUSE (IF ANY)          N/A                         DELIVERY TIME FRAME            N/A
                                    -----------------------                                  --------------------------------------
 STREET ADDRESS                  N/A                    CITY           N/A            STATE    N/A        ZIP    N/A
                 -----------------------------------         -----------------------        ---------         ---------------------
 NAMES OF SHIPPING SERVICE USED                      N/A                       DELIVERY TIME FRAME               N/A
                                 -------------------------------------------                       --------------------------------
 STREET ADDRESS                  N/A                    CITY           N/A            STATE    N/A        ZIP    N/A
                 -----------------------------------         -----------------------        ---------         ---------------------
 HOW DO YOU ADVERTISE FOR YOUR MAIL/TELEPHONE ORDER SALES? (CHECK AS APPROPRIATE)  / / CATALOG  /X/  DIRECT MAIL-LETTER/BROCHURE
 /X/  TELEVISION/RADIO
 / / TELEPHONE/TELEMARKETING        / / NEWSPAPER/MAGAZINE (SPECIFY NAMES) Bill Boards
                                                                           -------------------------------------------------------
  NOTE: CURRENT COPIES OF THE ABOVE MATERIALS MUST BE ATTACHED.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             REFUND POLICY
-----------------------------------------------------------------------------------------------------------------------------------
 DO YOU HAVE A REFUND POLICY FOR YOUR MASTERCARD/VISA SALES?   /X/  YES     / / NO
 CHECK THE APPLICABLE REFUND POLICY      / / CASH    / / EXCHANGE    / / STORE CREDIT   /X/  MASTERCARD/VISA CREDIT

 IF MC/VISA CREDIT, WITHIN HOW MANY DAYS DO YOU DEPOSIT CREDIT TRANSACTIONS? 0-3 DAYS X  4-7 DAYS     8-14 DAYS     OVER 14 DAYS
                                                                                     ---         ---           ---              ---
-----------------------------------------------------------------------------------------------------------------------------------
IF THE MERCHANT HAS PREVIOUSLY ACCEPTED CREDIT CARDS, THE LAST 3 MONTHS MERCHANT STATEMENTS MUST BE PROVIDED
-----------------------------------------------------------------------------------------------------------------------------------
 CURRENT CREDIT CARD PROCESSING BANK, IF APPLICABLE

 BANK OR PROCESSOR NAME Summit National Bank                                           PHONE # (817) 336-8383
                        -------------------------------------------------------                ------------------------------------
 CITY/STATE/ZIP Ft. Worth, TX 76102
                -------------------------------------------------------------------------------------------------------------------
 REASON FOR CHANGING BANK OR PROCESSOR Lower Rates
                                      ---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                      BUSINESS CREDIT REFERENCES
-----------------------------------------------------------------------------------------------------------------------------------
 (1)  NAME MFS DataNet, Inc.                                                           PHONE (214) 746-5396
           -------------------------------------------------------------------               --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      ADDRESS 1950 N. Stemmons Freeway, #5001                                          CITY/STATE/ZIP Dallas, TX 75207
              -------------------------------------------------------------------                     -----------------------------
      CONTACT Steve Stricklin                                                          ACCOUNT # N/A
              -------------------------------------------------------------------                ----------------------------------
 (2)  NAME S.W. Bell Telephone                                                         PHONE (817) 884-8513
           -------------------------------------------------------------------               --------------------------------------
      ADDRESS 1116 Houston Street, Room 606                                            CITY/STATE/ZIP Ft. Worth, TX
              -------------------------------------------------------------------                     -----------------------------
      CONTACT Tolli Lane                                                               ACCOUNT # N/A
              -------------------------------------------------------------------                ----------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       MERCHANT NAME: FlashNet Communications, Inc.
                                                                                                      -----------------------------
FIRST CHARTER BANK N.A.
ATTN: ASSISTANT VICE PRESIDENT - BANK CARD DIVISION                                    ADDRESS: 1812 N. Forest Park Blvd.
                                                                                                -----------------------------------

265 NORTH BEVERLY DRIVE
BEVERLY HILLS, CALIFORNIA 90210                                                        CITY, ST. ZIP: Ft. Worth, TX 76102
                                                                                                      -----------------------------

CUSTOMER SERVICE: 1-888-222-6868
BANKCARD DIVISION: 1-310-268-1644                                                      "The undersigned merchant certifies, subject
                                                                                       to criminal penalties for false
                                                                                       certification, that all the information set
                                                                                       forth in this Application is true and
                                                                                       correct.  The undersigned authorizes Bank
                                                                                       and or its Agents to investigate the
                                                                                       references, obtain credit bureau
                                                                                       information, and to obtain statements from
                                                                                       persons or companies names in this Merchant
                                                                                       Application and Agreement."

BY:                                                                                    SIGNATURE:     /s/ Gene B. Elrod
   --------------------------------------------------------------------                          ----------------------------------
TITLE:                                                                                 NAME (PRINT):    GENE B. ELROD
      -----------------------------------------------------------------                             -------------------------------
DATE:                                                                                  TITLE:     CFO          DATE:    6/29/98
     ------------------------------------------------------------------                      -------------          ---------------



******** NOTICE *******                 DO NOT SIGN THIS AGREEMENT WITHOUT READING IT IN TOTAL               ******* NOTICE *******
ANY ALTERATION, STRIKEOVER, MODIFICATION OR ADDENDA TO THE PREPRINTED TEXT OR LINE ENTRIES OF THIS MERCHANT BANK CARD AGREEMENT
SHALL BE OF NO EFFECT WHATSOEVER, AND AT BANK'S SOLE DISCRETION, MAY RENDER THIS AGREEMENT INVALID.
GUARANTOR:   (DO NOT SIGN WITHOUT READING PARAGRAPH 37)

GUARANTOR SIGNATURE:                                                                   DATE:
                    --------------------------------------------------                      ---------------------------------------
GUARANTOR SIGNATURE:                                                                   DATE:
                    --------------------------------------------------                      ---------------------------------------
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